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                                           WFMBS MORTGAGE LOAN POOL
                                      10-YEAR THROUGH 15-YEAR FIXED RATE
                                           NON-RELOCATION MORTGAGES
                                             WFMBS SERIES 2001-14
                                            POOL PROFILE (7/3/2001)

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                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $175,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Jul-01
     INTEREST RATE RANGE                                      6.375% - 8.750%
     GROSS WAC                                                          7.14%                (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      177                (+/- 2 month)

     WALTV                                                                65%                (maximum 80%)

     CALIFORNIA %                                                         26%                (maximum 30%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum  5%)

     AVERAGE LOAN BALANCE                                            $440,000           (maximum $460,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,308,034         (maximum $2,000,000)

     CASH-OUT REFINANCE %                                                 24%               (maximum  30%)

     PRIMARY RESIDENCE %                                                  94%                (minimum 85%)

     SINGLE-FAMILY DETACHED %                                             95%                (minimum 80%)

     FULL DOCUMENTATION %                                                 85%                (minimum 70%)

     PREPAYMENT PENALTY %                                                  0%                 (maximum 3%)

     UNINSURED > 80% LTV %                                                 2%                 (maximum 3%)

     TEMPORARY BUYDOWNS                                                    1%                 (maximum 3%)




                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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     (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                              WFMBS MORTGAGE LOAN POOL
                                         10-YEAR THROUGH 15-YEAR FIXED RATE
                                              NON-RELOCATION MORTGAGES
                                                WFMBS SERIES 2001-14
                                                PRICING INFORMATION

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
     RATING AGENCIES                                             TBD by Wells Fargo

     PASS THRU RATE                                                          6.500%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                     0.20%

     PRICING DATE                                                               TBD

     FINAL STRUCTURE DUE DATE                                             11-Jul-01               9:00 AM

     SETTLEMENT DATE                                                      30-Jul-01

     ASSUMED SUB LEVELS                                                         AAA         1.850%
                                                                                 AA         0.950%
                                                                                  A         0.550%
                                                                                BBB         0.300%
                                                                                 BB         0.200%
                                                                                  B         0.100%

                                                            Note:  AAA Class will be rated by two rating agencies.
                                                            AA through B Classes will be rated by one rating agency.

     * SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

     * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-14. THE PRINCIPAL ONLY CERTFICATE
     CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

     WFMBS CONTACTS                                         Brad Davis (301) 846-8009
                                                            Lori Maller (301) 846-8185










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